EXHIBIT 10.4

THIS OPTION AND THE UNDERLYING SHARES OF COMMON STOCK HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “SECURITIES ACT”), OR ANY OTHER SECURITIES LAWS, HAVE BEEN TAKEN FOR INVESTMENT, AND MAY NOT BE SOLD OR TRANSFERRED OR OFFERED FOR SALE OR TRANSFER UNLESS A REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND OTHER APPLICABLE SECURITIES LAWS WITH RESPECT TO SUCH SECURITIES IS THEN IN EFFECT, OR IN THE OPINION OF COUNSEL TO THE ISSUER OF THESE SECURITIES, SUCH REGISTRATION UNDER THE SECURITIES ACT AND OTHER APPLICABLE SECURITIES LAWS IS NOT REQUIRED.

Date: ________________

OPTION FOR THE PURCHASE OF SHARES OF
COMMON STOCK OF INFORMATION SYSTEMS ASSOCIATES, INC.

THIS IS TO CERTIFY that, for value received, __________        __, of __________________ (the “Holder”), is entitled to purchase, subject to the terms and conditions hereinafter set forth, __________________     (_________)   shares of Information Systems Associates, Inc., a Florida corporation (the “Company”) common stock,    _______ par value per share (“Common Stock”), and to receive certificates for the Common Stock so purchased.  The exercise price of this Option is $__________   per share, subject to adjustment as provided below (the “Exercise Price”).

1.

Exercise Period and Vesting. These Options vest: _________________________ __________________, subject to continued employment with the Company. Once vested, the options may be exercised by the Holder at any time through ______ p.m., New York time, ______________, (the “Exercise Period”).  This Option will terminate automatically and immediately upon the expiration of the Exercise Period.

2.

Exercise of Option.  This Option may be exercised, in whole or in part, at any time and from time to time during the Exercise Period.  Such exercise shall be accomplished by tender to the Company of an amount equal to the Exercise Price multiplied by number of underlying shares being purchased (the “Purchase Price”), in cash, by wire transfer or by certified check or bank cashier’s check, payable to the order of the Company, together with presentation and surrender to the Company of this Option with an executed subscription agreement in substantially the form attached hereto as Exhibit A (the “Subscription”). Upon receipt of the foregoing, the Company will deliver to the Holder, as promptly as possible, a certificate or certificates representing the shares of Common Stock so purchased, registered in the name of the Holder or its transferee (as permitted under Section 3 below).  With respect to any exercise of this Option, the Holder will for all purposes be deemed to have become the holder of record of the number of shares of Common Stock purchased hereunder on the date a properly executed Subscription and payment of the Purchase Price is received by the Company (the “Exercise Date”), irrespective of the date of delivery of the certificate evidencing such shares, except that, if the date of such receipt is a date on which the stock transfer books of the Company are closed, such person will be deemed to have become the holder of such shares at the close of business on the next succeeding date on which the stock transfer books are open.  Fractional shares of Common Stock will not be issued upon the exercise of this Option.  In lieu of any fractional shares that would have been issued but for the immediately preceding sentence, the Holder will be entitled to receive cash equal to the current market price of such fraction of a share of Common Stock on the trading day immediately preceding the Exercise Date.  In the event this Option is exercised in part, the Company shall issue a new Option to the Holder covering the aggregate number of shares of Common Stock as to which this Option remains exercisable for.

3.

Transferability and Exchange.

(a)

This Option, and the Common Stock issuable upon the exercise hereof, may not be sold, transferred, pledged or hypothecated unless the Company shall have been provided with an opinion of counsel reasonably satisfactory to the Company that such transfer is not in violation of the Securities Act of 1933 (“Securities Act”), and any applicable state securities laws.  Subject to the satisfaction of the aforesaid condition, this Option and if the underlying shares of Common Stock may not all be sold under Rule 144 of the Securities Act, the shares of Common Stock shall be transferable from time to time by the Holder upon written notice to the Company.  If this Option is transferred, in whole or in part, the Company shall, upon surrender of this Option to the Company, deliver to each transferee a Option evidencing the rights of such transferee to purchase the number of shares of Common Stock that such transferee is entitled to purchase pursuant to such transfer.  The Company may place a legend similar to the legend at the top of this Option on any replacement Option and on each certificate representing shares issuable upon exercise of this Option or any replacement Options. Only registered Holder may enforce the provisions of this Option against the Company.  A transferee of the original registered Holder becomes a registered Holder only upon delivery to the Company of the original Option and an original Assignment, substantially in the form set forth in Exhibit B attached hereto.

(b)

This Option is exchangeable upon its surrender by the Holder to the Company for new Options of like tenor and date representing in the aggregate the right to purchase the number of shares purchasable hereunder, each of such new Options to represent the right to purchase such number of shares as may be designated by the Holder at the time of such surrender (not to exceed the aggregate number of shares underlying this Option).

4.

Adjustments to Exercise Price and Number of Shares Subject to Option.

The Exercise Price and the number of shares of Common Stock purchasable upon the exercise of this Option are subject to adjustment from time to time upon the occurrence of any of the events specified in this Section 4.  For the purpose of this Section 4, “Common Stock” means shares now or hereafter authorized of any class of Common Stock of the Company, however designated, that has the right to participate in any distribution of the assets or earnings of the Company without limit as to per share amount (excluding, and subject to any prior rights of, any class or series of preferred stock).

(a)

In case the Company shall (i) pay a dividend or make a distribution in shares of Common Stock to Holder of shares of Common Stock, (ii) subdivide its outstanding shares of Common Stock into a greater number of shares, (iii) combine its outstanding shares of Common Stock into a smaller number of shares, or (iv) issue by reclassification of its shares of Common Stock other securities of the Company, then the Exercise Price in effect at the time of the record date for such dividend or on the effective date of such subdivision, combination or reclassification, and/or the number and kind of securities issuable on such date, shall be proportionately adjusted so that the Holder of the Option thereafter exercised shall be entitled to receive the aggregate number and kind of shares of Common Stock (or such other securities other than Common Stock) of the Company, at the same aggregate Exercise Price, that, if such Option had been exercised immediately prior to such date, the Holder would have owned upon such exercise and been entitled to receive by virtue of such dividend, distribution, subdivision, combination or reclassification. Such adjustment shall be made successively whenever any event listed above shall occur.

(b)

In case the Company shall fix a record date for the making of a distribution of cash, evidences of indebtedness or assets, or subscription rights or Options to all Holders of Common Stock (including any such distribution made in connection with a consolidation or merger in which the Company is the surviving corporation), the Exercise Price to be in effect after such record date shall be determined by multiplying the Exercise Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the Fair  Market Value  per share of Common Stock on such record date, less the amount of cash to be distributed or the Fair Market Value (as determined in good faith by, and reflected in a formal resolution of, the Board of Directors of the Company) of the portion of the assets or evidences of indebtedness so to be distributed, or of such subscription rights or Options, applicable to one share of Common Stock, and the denominator of which shall be the  Fair Market Value per share of Common Stock.  Such adjustment shall be made successively whenever such a record date is fixed; and in the event that such distribution is not so made, the Exercise Price shall again be adjusted to be the Exercise Price which would then be in effect if such record date had not been fixed.  When determining Fair Market Value of the Company’s Common Stock, Fair Market Value  shall mean:  (i) if the principal trading market for such securities is a national securities exchange including The Nasdaq Stock Market, or the Over-the-Counter Bulletin Board (“OTCBB”) (or a similar system then in use), the last reported sales price on the principal market the trading day immediately prior to such record date; or (ii) if subsection (i) is not applicable, and if bid and ask prices for shares of Common Stock are reported by the principal trading market or the Pink Sheets, the average of the high bid and low ask prices so reported for the trading day immediately prior to such record date.  Notwithstanding the foregoing, if there is no last reported sales price or bid and ask prices, as the case may be, for the day in question, then Fair Market Value shall be determined as of the latest day prior to such day for which such last reported sales price or bid and ask prices, as the case may be, are available, unless such securities have not been traded on an exchange or in the over-the-counter market for 30 or more days immediately prior to the day in question, in which case the Fair Market Value shall be determined in good faith by, and reflected in a formal resolution of, the Board of Directors of the Company.

(c)

Notwithstanding any provision herein to the contrary, no adjustment in the Exercise Price shall be required unless such adjustment would require an increase or decrease of at least 1% in the Exercise Price; provided, however, that any adjustments which by reason of this Section 4(c) are not required to be made shall be carried forward and taken into account in any subsequent adjustment.  All calculations under this Section 4 shall be made to the nearest cent or the nearest one-hundredth of a share, as the case may be.

(d)

In the event that at any time, as a result of an adjustment made pursuant to Section 4(a) above, the Holders of any Option thereafter exercised shall become entitled to receive any shares of capital stock of the Company other than shares of Common Stock, thereafter the number of such other shares so receivable upon exercise of any Option shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the shares of Common Stock contained in this Section 4, and the other provisions of this Option shall apply on like terms to any such other shares.

(e)

If the Company merges or consolidates into or with another corporation or entity, or if another corporation or entity merges into or with the Company (excluding such a merger in which the Company is the surviving or continuing corporation and which does not result in any reclassification, conversion, exchange, or cancellation of the outstanding shares of Common Stock), or if all or substantially all of the assets or business of the Company are sold or transferred to another corporation, entity, or person, then, as a condition to such consolidation, merger, or sale (any a “Transaction”), lawful and adequate provision shall be made whereby the Holder shall have the right from and after the Transaction to receive, upon exercise of this Option and upon the terms and conditions specified herein and in lieu of the shares of the Common Stock that would have been issuable if this Option had been exercised immediately before the Transaction, such shares of stock, securities, or assets as the Holder would have owned immediately after the Transaction if the Holder had exercised this Option immediately before the effective date of the Transaction.

(f)

In case any event shall occur as to which the other provisions of this Section 4 are not strictly applicable but the failure to make any adjustment would not fairly protect the purchase rights represented by this Option in accordance with the essential intent and principles hereof, then, in each such case, the Company shall effect such adjustment, on a basis consistent with the essential intent and principles established in this Section 4, as may be necessary to preserve, without dilution, the purchase rights represented by this Option.

5.

No Registration Rights.  The Option has not been registered under the Securities Act.  Unless (i) the appropriate period under Rule 144 of the Securities Act has expired so that the shares may be sold without restrictions of any kind, or (ii) an effective registration statement exists with a current prospectus for the shares of Common Stock, upon exercise, the stock certificates shall bear the following legend:

“The securities represented by this certificate have not been registered under the Securities Act of 1933 (the “Securities Act”), and may not be offered for sale or sold except pursuant to (i) an effective registration statement under the Securities Act, or (ii) an opinion of counsel to the issuer of these securities that an exemption from registration under the Securities Act is available”.

6.

Reservation of Shares.  The Company agrees at all times to reserve and hold available out of its authorized but unissued shares of Common Stock the number of shares of Common Stock issuable upon the full exercise of this Option.  The Company further covenants and agrees that all shares of Common Stock that may be delivered upon the exercise of this Option will, upon delivery, be fully paid and non-assessable and free from all taxes, liens and charges with respect to the purchase thereof hereunder.

7.

Notices to Holder.  Upon any adjustment of the Exercise Price (or number of shares of Common Stock issuable upon the exercise of this Option) pursuant to Section 4, the Company shall promptly thereafter cause to be given to the Holder written notice of such adjustment.  Such notice shall include the Exercise Price (and/or the number of shares of Common Stock issuable upon the exercise of this Option) after such adjustment, and shall set forth in reasonable detail the Company’s method of calculation and the facts upon which such calculations were based.  Where appropriate, such notice shall be given in advance and included as a part of any notice required to be given under the other provisions of this Section 7.

In the event of (a) any fixing by the Company of a record date with respect to the Holder of any class of securities of the Company for the purpose of determining which of such Holder are entitled to dividends or other distributions, or any rights to subscribe for, purchase or otherwise acquire any shares of capital stock of any class or any other securities or property, or to receive any other right, (b) any capital reorganization of the Company, or reclassification or recapitalization of the capital stock of the Company or any transfer of all or substantially all of the assets or business of the Company to, or consolidation or merger of the Company with or into, any other entity or person, or (c) any voluntary or involuntary dissolution or winding up of the Company, then and in each such event the Company will give the Holder a written notice specifying, as the case may be (i) the record date for the purpose of such dividend, distribution, or right, and stating the amount and character of such dividend, distribution, or right; or (ii) the date on which any such reorganization, reclassification, recapitalization, transfer, consolidation, merger, conveyance, dissolution, liquidation, or winding up is to take place and the time, if any is to be fixed, as of which the Holder of record of Common Stock (or such capital stock or securities receivable upon the exercise of this Option) shall be entitled to exchange their shares of Common Stock (or such other stock securities) for securities or other property deliverable upon such event.  Any such notice shall be given at least 10 days prior to the earliest date therein specified.

8.

No Rights as a Stockholder.  This Option does not entitle the Holder to any voting rights or other rights as a stockholder of the Company, nor to any other rights whatsoever except the rights herein set forth. Provided, however, the Company shall not enter into any merger agreement in which it is not the surviving entity, or sell all or substantially all of its assets unless the Company shall have first provided the Holder with 10 days’ prior written notice.

9.

Additional Covenants of the Company.  For so long as the Common Stock is listed for trading or trades on any national securities exchange including The Nasdaq Stock Market or the OTCBB, the Company shall, upon issuance of any shares for which this Option is exercisable, at its expense, promptly obtain and maintain the listing or qualifications for trading of such shares.

The Company shall comply with the reporting requirements of Sections 13 and 15(d) of the Securities Exchange Act of 1934 for so long as and to the extent that such requirements apply to the Company.

The Company shall not, by amendment of its Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issuance or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Option.  Without limiting the generality of the foregoing, the Company (a) shall comply with Section 6 of this Option and have available sufficient shares of Common Stock to be issued from time to time upon exercise of this Option, (b) will not increase the par value of any shares of Common Stock issuable upon exercise of this Option above the amount payable therefore upon such exercise, and (c) will take all such actions as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and non-assessable stock.

10.

Successors and Assigns.  This Option shall be binding upon and inure to the benefit of the Company, the Holder and their respective successors and permitted assigns.

11.

Notices.  The Company agrees to maintain a ledger of the ownership of this Option (the “Ledger”).  Any notice hereunder shall be given by Federal Express or other overnight delivery service for delivery on the next business day if to the Company, at its principal executive office and, if to the Holder, to their address shown in the Ledger of the Company; provided, however, that either the Company or the Holder may at any time on three days’ written notice to the other designate or substitute another address where notice is to be given.  Notice shall be deemed given and received after a Federal Express or other overnight delivery service is delivered to the carrier.

12.

Severability.  Every provision of this Option is intended to be severable. If any term or provision hereof is illegal or invalid for any reason whatsoever, such illegality or invalidity shall not affect the remainder of this Option.

13.

Governing Law.  This Option shall be governed by and construed in accordance with the laws of the State of Delaware without giving effect to the principles of choice of laws thereof.

14.

Attorneys’ Fees.  In any action or proceeding brought to enforce any provision of this Option, the prevailing party shall be entitled to recover reasonable attorneys’ fees in addition to its costs and expenses and any other available remedies.

15.

Entire Agreement.  This Option (including the Exhibits attached hereto) constitutes the entire understanding between the Company and the Holder with respect to the subject matter hereof, and supersedes all prior negotiations, discussions, agreements and understandings relating to such subject matter.

IN WITNESS WHEREOF, the Company has caused this Option to be executed by its duly authorized officer as of the date first set forth above.

Information Systems Associates, Inc. By: ______________________ Title: _________________

Exhibit A

SUBSCRIPTION FORM

(To be Executed by the Holder to Exercise the Rights To Purchase Common Stock Evidenced by the Within Option)

The undersigned hereby irrevocably subscribes for _______ shares of the Common Stock (the “Stock”) of Information Systems Associates, Inc.  (the “Company”) pursuant to and in accordance with the terms and conditions of the attached Option (the “Option”), and hereby makes payment of $_______ therefor by [tendering cash, wire transferring or delivering a certified check or bank cashier’s check, payable to the order of the Company] [surrendering _______ shares of Common Stock received upon exercise of the Option, which shares have an aggregate fair market value equal to the Purchase Price as required in Section 2 of the Option].  The undersigned requests that a certificate for the Stock be issued in the name of the undersigned and be delivered to the undersigned at the address stated below.  If the Stock is not all of the shares purchasable pursuant to the Option, the undersigned requests that a new Option of like tenor for the balance of the remaining shares purchasable thereunder be delivered to the undersigned at the address stated below.

In connection with the issuance of the Stock, I hereby represent to the Company that I am acquiring the Stock for my own account for investment and not with a view to, or for resale in connection with, a distribution of the shares within the meaning of the Securities Act of 1933, as amended (the “Securities Act”).

I understand that if at this time the Stock has not been registered under the Securities Act, I must hold such Stock indefinitely unless the Stock is subsequently registered and qualified under the Securities Act or is exempt from such registration and qualification. I shall make no transfer or disposition of the Stock unless (a) such transfer or disposition can be made without registration under the Securities Act by reason of a specific exemption from such registration and such qualification, or (b) a registration statement has been filed pursuant to the Securities Act and has been declared effective with respect to such disposition.  I agree that each certificate representing the Stock delivered to me shall bear substantially the same legend as set forth on the front page of the Option.

I further agree that the Company may place stop transfer orders with its transfer agent having the same effect as the above legend.  The legend and stop transfer notice referred to above shall be removed only upon my furnishing to the Company an opinion of counsel (reasonably satisfactory to the Company) to the effect that such legend may be removed.

Date:_______________________________	Signed: _______________________________ Print Name:____________________________ Address:______________________________
Date:_______________________________	Signed: _______________________________ Print Name:____________________________ Address:______________________________

Exhibit B

ASSIGNMENT

(To be Executed by the Holder to Effect Transfer of the Attached Option)

For Value Received __________________________ hereby sells, assigns and transfers to _________________________ the Option attached hereto and the rights represented thereby to purchase _________ shares of Common Stock in accordance with the terms and conditions hereof, and does hereby irrevocably constitute and appoint ___________________________ as attorney to transfer such Option on the books of the Company with full power of substitution.

Dated:________________________

Signed: _____________________________

Please print or typewrite name and address of assignee:	Please insert Social Security or other Tax Identification Number of Assignee:

Dated:________________________

Signed: _____________________________

Please print or typewrite name and address of assignee:	Please insert Social Security or other Tax Identification Number of Assignee: